FINANCIAL RISK MANAGEMENT - Capital Structure (Details) - USD ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Financial Instruments [Abstract]
Non-recourse borrowings	$ 12,178	$ 12,028
Cash and cash equivalents	(674)	(539)
Net debt	11,504	11,489
Shares classified as financial liability	4,644	4,153
Loans payable to Brookfield Infrastructure	102	26
Total equity	2,222	4,068	$ (361)	$ (1,424)
Total capital and net debt	$ 18,472	$ 19,736
Net debt to capitalization ratio	62.00%	58.00%